EXHIBIT 99.3

                            DO NOT DESTROY THIS NOTE:
               When paid, this Note must be surrendered to Payor.


                                PROMISSORY NOTE


$1,055,886.00                                              San Diego. California
                                            Commencement Date: December 21, 1990
                                       Scheduled Maturity Date: November 7, 2003
1. Promise to Pay

     FOR VALUE RECEIVED, ANDREW BRADLEY, INC., a Nevada corporation ("Payor"), promises to pay to SPORTS ARENAS, INC., a Delaware corporation ("Payee"), or any -Holder hereof, or order, on the Maturity Date, the principal sum of ONE MILLION FIFTY-FIVE THOUSAND EIGHT HUNDRED EIGHTY-SIX DOLLARS ($1,055,886), together with interest as set forth herein on the outstanding principal balance existing from time to time from the Commencement Date until this Note is paid in full at 5230 Carroll Canyon Road, Suite 310, San Diego, California, or such other place as Holder may direct.

2. Definitions

     Words and phrases having their initial letters capitalized herein shall have the meanings set forth in Exhibit A hereto, unless otherwise required by the context in which they appear.

3. Interest and Payments

     3.01 Variable Interest Rate. The principal balance hereunder shall bear interest at one and one-half percent (1.5%) plus the prime rate of Temecula Valley National Bank per annum from the Commencement Date until the TVNB Note is paid in full. When the TVNB Note is paid in full, and at all times thereafter until this Note is paid in full, the principal balance hereunder shall bear interest at a rate per annum equal to one and one-half (1.5%) percent plus the prime rate designated and published as the "Prime Rate" by the Wall Street Journal. If the Wall Street journal should no longer publish the "Prime Rate", the interest rate hereunder shall be equal to one and one-half (1.5%) percent plus the prime rate of the largest member bank (in terms of total assets) of the Federal Reserve Bank that then announces a prime rate. Each change in each rate applied to this Note shall become effective on the date such change is published or announced.

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

     3.02 Accrual of Interest. Interest payable under this Note shall accrue and be added to the principal balance annually.

     3.03 Dividend Payments. If Payee should declare any dividends payable with respect to the Collateral, then 50 percent (50%) of each such dividend paid shall be applied in payment of this Note.

     3.04 Maturity Date Payment. On the Maturity Date, Payor shall pay Holder the principal balance plus all accrued but unpaid interest under this Note.

     3.05 Right to Prepay. Payor may prepay this Note, in whole or in part, without penalty at any time.

     3.06 Application of Payments. Any payment made under this Note shall be first applied to interest then due and second to principal.

     3.07 Usury.  Notwithstanding  any  other  provision  of  this  Note  to the contrary, interest payable under this Note shall not exceed the maximum rate of interest permitted by law. If, under any circumstances whatsoever, fulfillment of any provision of this Note or the Pledge Agreement, or any other agreement pertaining to this Note, after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if such excessive interest exceeds the unpaid balance of principal under this Note, such excess shall be refunded to Payor. This provision shall control every other provision of all agreements between Payor and Holder.


4. Currency and Waiver

     4.01 Currency. Any payment hereunder shall be due and payable in lawful money of the United States of America.

     4.02 Waiver. Payor and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the Indebtedness hereunder, without affecting their liability, hereby:

          (a)  waive diligence, presentment, protest and demand;

          (b)  waive  notice  of  protest,  demand,   nonpayment,   dishonor  or
               maturity;

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

          (c) waive any right of offset against any amounts which may be due Holder under this Note;

          (d) consent to any extension or alteration of the time or terms of payment hereof, any and all renewals, extensions or modifications of the terms hereof, any release of all or any part of the security given for payment hereof, any acceptance of additional security of any kind, and any release of or resort to any person liable for payment hereof, which such renewals, extensions or modifications may be made without notice to any of said persons; and

          (e) waive to the fullest extent permitted by law the running of any statute of limitations which may otherwise serve as a defense to the payment of the Indebtedness.

5. Default and Remedy

     5.01 Material Breach. A material breach under this Note shall occur upon:

          (a) Payor's failure to timely make any payment of principal or interest when due under this Note; or

          (b) the breach of any covenant, warranty or other obligation by Payor under this Note or the Pledge Agreement.

     5.02 Default. If a material breach occurs under this Note, Holder shall notify Payor of the obligation breached and the provisions of this Note under which the obligation arises. Within five (5) business days after receiving Holder's notice, Payor shall either:

          (a)  cure the breach; or

          (b) be deemed in default under this Note if Payor has failed to cure the breach within such five-day period.

     5.03 Acceleration. At the option of Holder, without demand or notice, the entire Indebtedness under this Note shall become immediately due and payable on the occurrence of a default under this Note and, notwithstanding any provision of this Note to the contrary, the Maturity Date hereunder shall be accelerated to coincide with the date such default occurs.

     5.04 Remedies. Holder shall, upon the occurrence of a default under this Note, be entitled to any remedy available at law or in equity.

6. Miscellaneous

     6.01 Attorneys' Fees. If any Party employs counsel to enforce or interpret this Note, including without limitation the commencement of any legal proceeding whatsoever (including without limitation insolvency, bankruptcy, arbitration, declaratory relief or other litigation) the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs (including without limitation the fees for service of process, filing fees, court and court reporter costs, investigative fees, expert witness fees, and the cost of any bonds, whether taxable or not) in addition to any other remedy it may obtain or be awarded. Any judgment or final order issued in any legal proceeding shall include such reimbursement for attorneys' fees and costs. In any legal proceeding, the "prevailing Party" shall mean the Party determined by the court to most nearly prevail and not necessarily the Party in whose favor a judgment is rendered.

     6.02 Interpretation. Wherever the context of this Note requires, all words used in the singular shall be construed to have been used in the plural, and vice versa, and the use of any gender specific pronoun shall include any other appropriate gender. The term "person" shall refer to any individual, corporation or legal entity having standing to bring an action in its own name under California law. The conjunctive "or" shall mean "and/or" unless otherwise required by the context in which the conjunctive "or" is used. The provisions of this Note shall be interpreted in a reasonable manner to effect the purposes of the Parties and this Note.

     6.03 No Assignment. Neither Party shall convey, assign, encumber or otherwise transfer its rights and obligations under this Note without the prior consent of the other Party, which consent may be unreasonably withheld.

     6.04 Successors. This Note shall be binding on and inure solely to the benefit of the Parties and their successors and assigns.

     6.05 Exhibits. All exhibits referred to in this Note are attached hereto and incorporated herein by such reference.

     6.06 Governing Law & Trial by Reference. This Note shall be construed and interpreted in accordance with the laws of the State of California. Any action brought to interpret or enforce this Note shall be tried in San Diego County, California, by the reference procedures set forth in California Code of Civil Procedure Section 638, et seq., upon motion by either Party to the Superior Court for the County of San Diego, California.

          6.06.1 A single referee shall be appointed to try the matter and such referee shall be a retired judge of the California Superior Court, California Court of Appeals or California Supreme Court. Each Party may reject two judges appointed by the court and hereby waives the right to trial by jury. The referee shall be compensated at the rate per hour charged by senior attorneys in major San Diego County law firms.

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

          6.06.2 During the pendency of the referenced proceeding, each Party shall pay one-half of the cost thereof. Upon the conclusion of the referenced proceeding, the losing Party shall pay all unpaid costs of the proceeding and reimburse the prevailing Party for any costs of the proceeding previously paid by the prevailing Party. Such reimbursement shall be included in any judgment or final order issued in the referenced proceeding.

     6.07 Integrated Documents: Modifications. This Note and the Pledge Agreement contain all the agreements of the Parties concerning the subject therein and shall not be amended or modified except by a written instrument executed by both Parties.

     6.08 Severability.  The unenforceability,  invalidity, or illegality of any
          provision  of  this  Note  shall  not  render  the  other   provisions
          unenforceable, invalid or illegal.

     6.09 Notices. Any notice, modification of this Note or the Pledge Agreement, or any collateral or additional agreement, demand, disclosure, request, consent, approval, waiver, declaration or other communication that either Party desires or is required to give to the other Party or any other person shall be in writing. Any such communication may be served personally, delivered by a recognized national overnight express delivery service (e.g., Federal Express) or sent by prepaid, certified mail, return receipt requested, with a copy to:

                             Tyler W. Cramer, Esq.
                         FRIEDMAN, JAY & CRAMER, A.P.C.
                           111 Elm Street, Suite 400
                        San Diego, California 92101-2683
                            Telephone (619) 236-1125
                            Telecopy (619) 232-1042

     6.10 Reasonable Consents & Approvals. Except as otherwise provided in this Note, whenever a Party is required or permitted to give its consent or approval under this Note, such consent or approval shall not be unreasonably withheld.

     6.11 Time. Time is of the essence to the performance of each and every obligation under this Note.

     6.12 Waivers. Except as otherwise provided in this Note, any waiver by a Party shall be in writing and shall not be construed as a continuing waiver. No waiver will be implied from any delay or failure to take action on account of any default by any Party. Consent by a Party to any act or omission by another Party shall neither be construed as a consent to any subsequent act or omission nor waive any requirement for obtaining consent in any future or other instance.

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

     6.13 Security. This Note is secured by the Pledge Agreement granting a security interest in the Collateral, attached hereto as Exhibit B.


IN WITNESS WHEREOF, this Note is executed to be effective as of the Commencement Date.


PAYOR:          ANDREW BRADLEY, INC.,
                   a Nevada corporation

                        BY: /S/ HAROLD S. ELKAN
                            -------------------
                                Harold S. Elkan, President

                                 PROMISSORY NOTE
                                    EXHIBIT A

                                   Definitions
                                   -----------

"Collateral" shall mean the 21,808,267 shares of common stock of Sports Arenas, Inc., a Delaware corporation, (and any additional securities of Sports Arenas, the. which may hereafter be acquired by Payor prior to the full satisfaction of the Indebtedness) pledged by Payor pursuant to the Pledge Agreement to secure Payor's performance of its obligations under this Note.

"Commencement Date" shall mean the date set forth as the Commencement Date in the title of this Note.

"Holder" shall mean any person entitled to receive payment under this Note, including Payee or any person to whom all or a portion of this Note has been assigned or transferred.

"Indebtedness" shall mean each and every of Payor's obligations included in connection with:

     (a)  the indebtedness evidenced by this Note;

     (b) any and all future advances of credit by Holder to Payor for any purpose;

     (c) the obligations, covenants, terms and conditions of this Note, the Pledge Agreement and any other security instrument executed by Payor and delivered to Holder as security for Payor's performance of its obligations under such instruments; and

     (d)  any and all sums which may be additionally loaned or advanced to Payor
          or  expended  in  the  future  by  Holder  for  the   maintenance   or
          preservation of the Collateral or any part thereof.

"Maturity Date" shall mean the earlier to occur of:

     (a)  the Scheduled Maturity Date; or

     (b) the date of the acceleration of the entire Indebtedness hereunder upon the occurrence of a default by Payor under this Note.

"Note" shall mean this PROMISSORY NOTE.

"Party" or "Parties" shall mean Payor,  Holder or both as the context  requires.

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

"Payee" shall mean SPORTS ARENAS, INC., a Delaware corporation, and its successors or assigns.

"Payor" shall mean ANDREW BRADLEY, INC., a Nevada corporation, and its successors and assigns.

"Pledge Agreement" shall mean that certain PLEDGE AGREEMENT of even date herewith, executed by the Parties and attached to this Note as Exhibit B.

"Scheduled  Maturity  Date"  shall  mean  the date  set  forth as the  Scheduled
     Maturity Date in the title of this Note.

"TVNB Note" shall mean that certain COMMERCIAL PROMISSORY NOTE of even date herewith, executed by Sports Arenas, Inc., a Delaware corporation, in favor of TEMECULA VALLEY NATIONAL BANK in the amount of $1,150,000.

                                PROMISSORY NOTE
                                   EXHIBIT B
                                PLEDGE AGREEMENT

This PLEDGE AGREEMENT (the "Agreement") is entered into as of December 21, 1990 (the "Effective Date"), by and between SPORTS ARENAS, INC., a Delaware corporation ("SAI"), and ANDREW BRADLEY, INC., a Nevada corporation ("Andrew Bradley"), as follows:

1. Recitals

1.01 Concurrently with the execution and delivery of this Agreement, Andrew Bradley has executed and delivered to SAI that certain PROMISSORY NOTE (the "Note") evidencing Andrew Bradley's indebtedness to SAI (the "Indebtedness", as defined in Exhibit A, attached hereto).

1.02 Andrew Bradley currently is the shareholder of record and holder of 21,808,267 shares of common stock of SAI, representing 80 percent of the issued and outstanding securities of SAI (the "AB Shares").

1.04 To secure its full satisfaction of the Indebtedness, Andrew Bradley has agreed to grant SAI a first security interest in the AB Shares, subject to the terms and conditions of this Agreement.

2. Definitions

Words and phrases having their initial letters capitalized herein shall have the meanings set forth in Exhibit A hereto, unless otherwise required by the context in which they appear.

3. Pledge of Securities

     3.01 Pledge. To secure Andrew Bradley's full satisfaction of the Indebtedness, Andrew Bradley hereby assigns and grants to SAI a first security interest in the AB Shares plus such After-Acquired Securities as shall in the aggregate represent 80 percent of the issued and outstanding securities of SAI (the "Pledged Securities").

          3.01.1 Concurrently with the execution and delivery of this Agreement, Andrew Bradley has endorsed in blank and delivered the AB Shares to SAI, receipt of which is hereby acknowledged by SAI.

          3.01.2 Andrew Bradley shall cause the holder of any After-Acquired Securities to endorse in blank and deliver to SAI within five days after such holder acquires such After-Acquired Securities that number of After-Acquired Securities as shall be necessary to maintain the Pledged Securities as defined under this Agreement.

     3.02 Assignment of Distributions. Andrew Bradley hereby assigns to SAI 50 percent of all dividends paid and all distributions made with respect to the Pledged Securities. SAI shall apply such proceeds to the payment of the Note.

     3.03 Duration of Pledge. This Agreement shall continue and SAI shall retain its security interest in the Pledged Securities until the final and complete satisfaction of the Indebtedness, at which time SAI shall promptly release and deliver to Andrew Bradley all of the Pledged Securities.

          3.03.1 Notwithstanding the foregoing, SAI may partially (from time to time) or entirely release it's security interest in the Pledged Securities.

          3.03.2 If the principal balance of the Note is reduced below the face amount of the Note, the Pledged Securities shall be proportionately reduced, and each further reduction of such principal balance shall require a corresponding proportionate reduction of the Pledged Securities. Promptly upon each such reduction of principal, SAI shall release and deliver to Andrew Bradley a number of the Pledged Securities as shall comply with the requirements of this provision.

4. Obligations Secured

     4.01 Security. This Agreement is made and is given as security for Andrew Bradley's payment, discharge and performance of the Indebtedness, including without limitation obligations that now exist or may hereafter arise.

     4.02 Future Advances. Notwithstanding that this Agreement secures performance of the Indebtedness, including obligations which may arise in the future, SAI shall not be obligated to make future advances to Andrew Bradley.

5. Covenants. Representations and Warranties of Andrew Bradley

Until such time as the Indebtedness has been fully satisfied, Andrew Bradley warrants, represents and covenants as follows under this article.

     5.01 Status of Pledged Securities. To the current actual knowledge of Harold S. Elkan, president of Andrew Bradley, as of the Effective
          Date:

          (a) none of the Pledged Securities are pledged, encumbered or otherwise subject to claims of any creditor; and

          (b) all of the Pledged Securities are authorized, validly issued and fully paid.

     Andrew  Bradley  shall  neither  cause,   suffer  nor  permit  the  Pledged
     Securities to be further pledged, encumbered or to otherwise become subject to claims of any creditor.

     5.02 Acts Requiring SAI Consent. Except with the prior consent of SAI, which consent may be unreasonably withheld, Andrew Bradley shall neither cause, suffer nor permit:

          (a)  the  Pledged  Securities  to  be  sold,   assigned  or  otherwise
               beneficially transferred; or

          (b) any person (other than the holders of Andrew Bradley voting securities existing on the Effective Date) to acquire any interest whatsoever in the ownership or profits of Andrew Bradley or its assets.

     Notwithstanding the foregoing, any sale, conveyance, alienation, encumbrance or other transfer by Andrew Bradley of any interest in the Pledged Securities without the prior consent of SAI shall be null and void and shall constitute a material breach under this Agreement.

     5.03 Timely Payments. Andrew Bradley shall pay, deliver or otherwise perform when due all of the obligations included in the Indebtedness.

6. Defense of Security Interest

     6.01 Defense by Andrew Bradley. Andrew Bradley shall defend the Pledged Securities against all claims and demands which are inconsistent with or adverse to the security interest herein granted to SAI.

     6.02 Defense by SAI. If Andrew Bradley fails to so defend the Pledged Securities to the satisfaction of SAI, SAI may at its option defend the Pledged Securities. All amounts expended by SAI in any such defense of the Pledged Securities, including without limitation attorneys' fees and costs, shall be a monetary debt obligation of Andrew Bradley's and shall be added to the Indebtedness.

7. Default and Remedies

     7.01 Material Breach. A material breach under this Agreement shall occur upon:

          (a) Andrew Bradley's failure to timely make any payment of principal or interest when due under the Note; or

          (b) the breach of any covenant, warranty or other obligation by Andrew Bradley under the Note or this Agreement.

     7.02 Default. If a material breach occurs under this Agreement, SAI shall notify Andrew Bradley of the obligation breached and the provisions of this Agreement under which the obligation arises. Within five (5) business days after receiving SAI's notice, Andrew Bradley shall either:

          (a)  cure the breach; or

          (b) be deemed in default under this Agreement if Andrew Bradley has failed to cure the breach within such five-day period.

     7.03 Remedies. Upon the occurrence of a default under this Agreement, SAI may at its option, without demand first made and without notice to Andrew Bradley, do any one or more of the following:

          (a) declare all sums and obligations secured hereby immediately due and payable;

          (b) proceed with foreclosure of the security interest held by SAI in any manner permitted by law or provided for herein;

          (c) exercise any remedies available to SAI hereunder, at law or in equity; and

          (d) bid on any of the Pledged Securities to be sold at public or private sale and cancel up to the entirety of the balance on the Indebtedness before bidding any other type of consideration at any such sale.

     7.04 Remedies Not Exclusive. SAI shall have the right to enforce one or more of the remedies set forth above successively or concurrently and any such action shall not stop or prevent SAI from pursuing any other remedy which it may have hereunder, at law or in equity. No act or failure to act by SAI under this Agreement shall be deemed or construed to be a waiver of, or an election with respect to, SAI's rights under this Agreement or the laws of the State of California.

     7.05 Fees and Costs. SAI shall be entitled to deduct its reasonable attorneys' fees and costs from the proceeds of any sale of the Pledged Securities, or any part thereof. If the Pledged Securities are sold hereunder and a sufficient sum is not realized to pay in full all of the Indebtedness, including reasonable attorneys' fees and costs, Andrew Bradley shall pay to SAI any deficiency. In any suit brought to foreclose the security interest granted under this Agreement, SAI shall be entitled, without notice, to the appointment of a receiver to exercise such powers in connection with the Pledged Securities as the court shall confer.

8. Miscellaneous

     8.01 Attorneys'  Fees.  If either  Party  employs  counsel  to  enforce  or interpret this Agreement, including without limitation the commencement of any legal proceeding whatsoever (including without limitation insolvency, bankruptcy, arbitration, declaratory relief or other litigation) the prevailing Party shall be entitled to recover its reasonable attorneys' fees and court costs (including without limitation the fees for service of process, filing fees, court and court reporter costs, investigative fees, expert witness fees, and the cost of any bonds, whether taxable or not) in addition to any other remedy it may obtain or be awarded. Any judgment or final order issued in any legal proceeding shall include such reimbursement for attorneys' fees and costs. In any legal proceeding, the "prevailing Party" shall mean the Party determined by the court to most nearly prevail and not necessarily the Party in whose favor a judgment is rendered.

     8.02 Interpretation. Wherever the context of this Agreement requires, all words used in the singular shall be construed to have been used in the plural, and vice versa, and the use of any gender specific pronoun shall include any other appropriate gender. The term "person" shall refer to any individual, corporation or legal entity having standing to bring an action in its own name under California law. The conjunctive "or" shall mean "and/or" unless otherwise required by the context in which the conjunctive "or" is used. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the Parties and this Agreement.

     8.03 No Assignment. Neither Party shall convey, assign, encumber or otherwise transfer its rights and obligations under this Agreement without the prior consent of the other Party, which consent may be unreasonably withheld.

     8.04 Successors. This Agreement shall be binding on and inure solely to the benefit of the Parties and their successors and assigns.

     8.05 Exhibits. All exhibits referred to in this Agreement are attached hereto and incorporated herein by such reference.

     8.06 Governing Law & Trial by Reference. This Agreement shall be construed and interpreted in accordance with the laws of the State of California. Any action brought to interpret or enforce this Agreement shall be tried in San Diego County, California, by the reference procedures set forth in California Code of Civil Procedure Section 638, et seq., upon motion by either Party to the Superior Court for the County of San Diego, California.

          8.06.1 A single referee shall be appointed to try the matter and such referee shall be a retired judge of the California Superior Court, California Court of Appeals or California Supreme Court. Each Party may reject two judges appointed by the court and hereby waives the right to trial by jury. The referee shall be compensated at the rate per hour charged by senior attorneys in major San Diego County law firms.

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

          8.06.2 During the pendency of the referenced proceeding, each Party shall pay one-half of the cost thereof. Upon the conclusion of the referenced proceeding, the losing Party shall pay all unpaid costs of the proceeding and reimburse the prevailing Party for any costs of the proceeding previously paid by the prevailing Party. Such reimbursement shall be included in any judgment or final order issued in the referenced proceeding.

     8.07 Waiver of Defenses. In any action, including but not limited to any trial by reference under this Agreement or the Note, Andrew Bradley waives (to the fullest extent permitted by law) as a defense the running of any statutes of limitations.

     8.08 Integrated Documents: Modifications. This Agreement and the Note contain all the agreements of the Parties concerning the subject therein and shall not be amended or modified except by a written instrument executed by both Parties.

     8.09 Severability. The unenforceability, invalidity or illegality of any provision of this Agreement shall not render the other provisions unenforceable, invalid or illegal.

     8.10 Notices. Any notice, modification of the Note or this Agreement, or any collateral or additional agreement, demand, disclosure, request, consent, approval, waiver, declaration or other communication that either Party desires or is required to give to the other Party or any other person shall be in writing. Any such communication may be served personally, delivered by a recognized national overnight express delivery service (e.g., Federal Express) or sent by prepaid, certified mail, return receipt requested, with a copy to:

                             Tyler W. Cramer, Esq.
                         FRIEDMAN, JAY & CRAMER, A.P.C.
                           111 Elm Street, Suite 400
                        San Diego, California 92101-2683
                            Telephone (619) 236-1125
                            Telecopy (619) 232-1042

     8.11 Reasonable Consents & Approvals. Except as otherwise provided in this Agreement, whenever a Party is required or permitted to give its consent or approval under this Agreement, such consent or approval shall not be unreasonably withheld.

     8.12 Time. Time is of the essence to the performance of each and every obligation under this Agreement.

     8.13 Waivers. Except as otherwise provided in this Agreement, any waiver by a Party shall be in writing and shall not be construed as a continuing waiver. No waiver will be implied from any delay or failure to take action on account of any default by any Party. Consent by a Party to any act or omission by another Party shall neither be construed as a consent to any subsequent act or omission nor waive any requirement for obtaining consent in any future or other instance.

     8.14 Non-natural Party Status. Each Signatory executing this Agreement on behalf of a Party which is not a natural person warrants and represents that such Party: (a) is properly and validly organized, existing in compliance with the laws of the jurisdiction of its organization; (b) has the requisite power and authority to carry out its obligations under this Agreement as contemplated by this Agreement; (c) is qualified to do business in every jurisdiction as required by the nature of its operations; (d) is in compliance with all laws, regulations, ordinances and orders of public authority; and
          (e) is in compliance with all provisions of its Governing Instruments.

     8.15 Authority and Validity. Each Signatory executing this Agreement on behalf of a Party which is not a natural person warrants and represents that this Agreement when executed and delivered shall constitute the legal, valid and binding obligation of such Party according to the terms of this Agreement. The execution, delivery and performance of this Agreement by such Signatory: (a) is within the power of such Signatory and the Party for which it is acting; (b) has been duly authorized by all action required under such Party's Governing Instruments; (c) has received all necessary governmental approvals; (d) does not violate any provision of law, any order of any government agency, such Party's Governing Instruments or Other Contracts; (e) will not be in conflict with, result in a breach of or constitute (with due notice or lapse of time) a default under any Other Contract; and (f) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon such Party or the performance of its obligations under this Agreement.


IN WITNESS WHEREOF, this Agreement is executed to be effective as of the Effective Date.


ANDREW BRADLEY:           ANDREW BRADLEY, INC.,
                             a Nevada corporation

                               By: /S/ HAROLD S. ELKAN
                                   -----------------------------
                                       Harold S. Elkan, President


SAI:                      SPORTS ARENAS, INC.,
                             a Delaware corporation

                               By: /S/ HAROLD S. ELKAN
                                   -----------------------------
                                       Harold S. Elkan, President

                               By: /S/ STEVEN R. WHITMAN
                                   -----------------------------
                                      Steven R, Whitman, Chief Financial Officer

                                PLEDGE AGREEMENT
                                   EXHIBIT A
                                  Definitions


"AB Shares" shall mean the 21,808,267 shares of common stock of Sports Arenas, Inc., a Delaware corporation, owned by Andrew Bradley and representing 80 percent of the issued and outstanding securities of SAI.

"Affiliate" shall mean:

     (a) a person controlling, controlled by or under common control with another person; or

     (b) a person's heirs, successors, assigns, general and limited partners, employees, agents, attorneys, representatives, officers, directors, stockholders and any other person, firm or corporation now or hereafter affiliated with either of them.

"After-Acquired Securities" shall mean any and all securities of SAI, or any interest therein, which may hereafter be acquired by Andrew Bradley or any Affiliate thereof prior to the full satisfaction of the Indebtedness.

"Agreement" shall mean this PLEDGE AGREEMENT, its attachments, exhibits and documents incorporated by reference herein, or any modifications or amendments thereof agreed to in writing by the Parties.

"Andrew Bradley" shall mean ANDREW BRADLEY, INC., a Nevada corporation, and its successors and assigns.

"Effective Date" shall mean the date set forth in the preamble to this Agreement as the Effective Date.

"Governing Instruments" shall mean all documents which govern a Party's organization, legal existence or the relationship between its ultimate beneficial owners, including without limitation any partnership agreement, articles of incorporation, by-laws, duly adopted resolutions, shareholder agreements or buy-sell agreements.

"Indebtedness" shall mean each and every of Andrew Bradley's obligations included in connection with:

     (a)  the indebtedness evidenced by the Note;

     (b) any and all future advances of credit by SAI to Andrew Bradley for any purpose;

     (c) the obligations, covenants, terms and conditions of this Agreement, the Note and any other security instrument executed by Andrew Bradley and delivered to SAI as security for Andrew Bradley's performance of its obligations under such instruments; and

     (d) any and all sums which may be additionally loaned or advanced to Andrew Bradley or expended in the future by SAI for the maintenance or preservation of the Pledged Securities or any part thereof.

"Note" shall mean that certain PROMISSORY NOTE of even date herewith executed by Andrew Bradley and evidencing Andrew Bradley's indebtedness secured hereby.

"Other Contracts" shall mean any indenture, agreement or other instrument to which a Party or any of its Affiliates is a party or by which such Party or its Affiliates may be bound.

"Party" or "Parties" shall mean SAI, Andrew Bradley or both as the context requires.

"Pledged  Securities"  shall  mean  the  AB  Shares  plus  such   After-Acquired
     Securities as shall in the aggregate represent 80 percent of the issued and outstanding securities of SAI.

"SAI" shall mean SPORTS ARENAS, INC., a Delaware corporation, and its successors or assigns.

"Signatory" shall mean a natural person duly authorized to execute this Agreement and other required documents on behalf of an entity that is not a natural person.